Identifiable Intangible Assets and Useful Lives (Detail) - Shannon Systems $ in Thousands	Jul. 01, 2015 USD ($)
Schedule of Finite Lived and Indefinite Lived Intangible Assets Acquired Through Business Combinations [Line Items]
Developed technology	$ 3,789
In-process research and development ("IPR&D")	4,592
Total identifiable intangible assets	$ 8,381
Developed technology	3 years 6 months
In-process research and development ("IPR&D")	indefinite